THIRD AMENDMENT TO CREDIT AGREEMENT


     This Third Amendment to Credit Agreement (the "Amendment") is made as of this 30th day of November, 2000, to be effective as of September 30, 2000, by and among ASCENT FUNDING, INC. (the "Borrower"), and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Bank are parties to that certain Credit Agreement, dated as of June 6, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of September 8, 1998, and as further amended by that certain Second Amendment to Credit Agreement, dated as of August 12, 1999 (collectively, the "Credit Agreement); and

     WHEREAS, there has been a redomestication of National Foundation Life Insurance Company and Freedom Life Insurance Company of America from Delaware and Mississippi, respectively, to Texas; and

     WHEREAS, the parties desire to further amend the Credit Agreement, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:


SECTION I. DEFINITIONS.  Unless otherwise defined herein,  all capitalized terms
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shall have the meaning given to them in the Credit Agreement.


SECTION II. AMENDMENTS TO CREDIT AGREEMENT.

     2.1 The definition of "FLICA" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following in its stead:

     "  "FLICA"  means  Freedom  Life  Insurance  Company  of  America,  a Texas
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Corporation."

     2.2 The definition of "NFL" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following in its stead:


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     "NFL"  means  National   Foundation   Life  Insurance   Company,   a  Texas
      ---
Corporation."

     2.3 The definition of "Revolving Loan Termination Date" in Section 1.1 of the Credit Agreement is hereby amended by deleting "June 5, 2001" and inserting "June 5, 2002" in its stead.

     2.4 Section 3.4 of the Credit Agreement is hereby amended by inserting ", FLICA" after "NFL" and before "and NFIC" in the fourth line of Section 3.4.

     2.5 Section 7.10 of the Credit Agreement is hereby deleted in its entirety and replaced by inserting the following in its stead:

     "Minimum Consolidated GAAP Net Worth. At any time during the term hereof, permit Consolidated GAAP Net Worth of the Borrower and its Subsidiaries to be less than an amount equal to the sum of (a) $5,500,000, plus (b) 50% of any cumulative positive Net Income of the Borrower and its Subsidiaries for each fiscal quarter following the fiscal quarter ending December 31, 2000 plus (c) Deferred Revenues as of the end of the most recent fiscal quarter."

SECTION  III.  CONDITIONS  PRECEDENT.  The  effectiveness  of this  Amendment is
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expressly conditioned upon satisfaction of the following conditions precedent:

     3.1 The Bank shall have received copies of this Amendment duly executed by the Borrower.

     3.2 The Bank shall have received a renewal fee of $10,000 (the "Renewal Fee"), which Renewal Fee shall be deemed fully earned and payable as of the date hereof.

     3.3 The Bank shall have received such other documents, certificates and assurances as it shall reasonably request, all of which have been delivered on or prior to the date hereof.

SECTION IV. REAFFIRMATION OF THE BORROWER. The Borrower hereby represents and warrants to the Bank that (i) the warranties set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such warranties relate to a specific date, or (b) changes thereto are a result of transactions for which the Bank has granted its consent; (ii) the Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and
(iii) upon execution hereof no Event of Default has occurred and is continuing or has not previously been waived.

SECTION V. FULL FORCE AND EFFECT. Except as herein amended, the Credit Agreement
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and all other Loan Documents shall remain in full force and effect.

SECTION  VI.  COUNTERPARTS.  This  Amendment  may be  executed  in  two or  more
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counterparts,  each of  which  shall be  deemed  an  original,  but all of which together shall constitute one and the same document.


                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF,  the parties hereto have executed this Amendment on the day and year specified above.


                              ASCENT FUNDING, INC.


                              By:      /s/Patrick J. Mitchell
                              Name:    Patrick J. Mitchell
                              Title:   Chairman of the Board and CEO




                              LASALLE BANK NATIONAL ASSOCIATION


                              By:      /s/Janet R. Gates
                              Name:    Janet R. Gates
                              Title:   Senior Vice President